UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
February 28, 2005

TIAA REAL ESTATE ACCOUNT

(Exact Name of Registrant as Specified in Its Charter)

New York	Not Applicable
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

33-92990, 333-13477, 333-22809, 333-59778, 333-83964, 333-113602 and 333-121493
(Commission File Number)

c/o Teachers Insurance and Annuity Association of America
730 Third Avenue
New York, New York 10017-3206
(Address of principal executive offices) (Zip Code)

(Registrant’s Telephone Number, Including Area Code): (212) 490-9000

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On February 28, 2005, Teachers Insurance and Annuity Association of America (“TIAA”), on behalf of the TIAA Real Estate Account (the “Registrant”), appointed PricewaterhouseCoopers LLP (“PwC”) as its independent registered public accounting firm for the period ending December 31, 2005. PwC’s appointment will be effective upon completion of its customary client acceptance procedures and execution of an engagement letter.

PwC was selected by TIAA’s Board of Trustees, as well as its Audit Committee, following a competitive bidding process. The Registrant does not maintain its own Board of Trustees independent of TIAA.

On February 28, 2005, the Boards of Trustees and Audit Committees of TIAA, CREF and the TIAA-CREF Funds determined and Ernst & Young LLP (“E&Y”) agreed that the audit relationship between E&Y and TIAA, CREF and the TIAA-CREF Funds will cease. E&Y will complete its audit work for TIAA (including the Registrant), CREF and the TIAA-CREF Funds for their respective 2004 audits. E&Y and the Registrant concur that such notification constitutes an indication by E&Y that it declines to stand for reelection within the meaning of Item 4.01 of Form 8-K.

The reports of E&Y for the fiscal years ended 2002 and 2003 and the subsequent interim period through February 28, 2005 for the Registrant, contained no adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the fiscal years ended 2002 and 2003 and the subsequent interim period through February 28, 2005, of the Registrant (i) there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such fiscal years, and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. E&Y has been provided a copy of the above disclosures, which is made in response to Item 304 of Regulation S-K, and E&Y has been requested to furnish a letter stating whether or not it agrees with such disclosure. A copy of such letter dated March 3, 2005 is attached hereto.

ITEM 9.01	Financial Statement and Exhibits.
(a) Not Applicable.
(b) Not Applicable.
(c) Exhibits.
Exhibit No.	Description
16	Letter from Ernst & Young LLP dated March 3, 2005.
99.1	Press Release dated March 3, 2005.

SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIAA REAL ESTATE ACCOUNT

By: TEACHERS INSURANCE AND ANNUITY
ASSOCIATION OF AMERICA

DATE: March 3, 2005	By:	/s/ George W. Madison

George W. Madison
Executive Vice President and General Counsel